EXHIBIT 10.37

                      AMENDMENT NO. 3 TO CREDIT AGREEMENT

     This Amendment No. 3, dated as of September 2, 1997, is made by and among TRITON COLOMBIA, INC., a corporation duly existing under the laws of the Cayman Islands, as Borrower, TRITON ENERGY CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, TRITON ENERGY LIMITED, a holding company duly organized and existing under the laws of the Cayman Islands, NATIONSBANK, N.A., as successor in interest to NationsBank, N.
A. (Carolinas), as Lender, and the EXPORT-IMPORT BANK OF THE UNITED STATES, an agency of the United States of America ("Eximbank").

WHEREAS:

     (A) the Borrower, the Lender, Triton Energy Corporation ("TEC") and Eximbank are parties to the Credit Agreement, dated as of November 21, 1995 (together with exhibits, schedules, attachments and appendices thereto, the "Credit Agreement");

     (B) TEC, Triton Energy Limited ("TEL") and TEL Merger Corporation entered into an Agreement and Plan of Merger, dated as of February 8, 1996, (the "Merger Agreement") providing for the merger of TEL Merger Corporation into TEC as the surviving corporation and establishing TEL as the parent holding company; and

     (C) the Borrower, the Lender, TEC, TEL and Eximbank desire to amend the Credit Agreement to substitute TEL for TEC as the guarantor and to make other amendments to the Credit Agreement;

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section  1.  Definitions  and  References.Capitalized terms not otherwise
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defined  herein  shall  have  the  meanings  attributed  thereto in the Credit
Agreement.

     Section  2.  Amendments.
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     (a) The definition of "Borrower" in the Preamble shall be amended to read
"Triton Colombia, Inc., a corporation existing under the laws of the Cayman Islands".

     (b) The definition of "Guarantor" in the Preamble shall be amended to read "Triton Energy Limited".

     (c) The definition of "Governmental Authority" shall be amended and restated in its entirety as follows:

     "Governmental Authority" shall mean the Government of Colombia, the Government of the Cayman Islands, the Government of the United States, any agency, department or any other administrative authority or instrumentality of the Government of Colombia, the Government of the Cayman Islands or the Government of the United States, and any local or other governmental authority with Colombia, the Cayman Islands or the United States."

     (d) Section 6.01(b) is hereby amended and restated in its entirety as follows:

     "(i) Evidence that the Borrower is duly and validly existing under the laws of the Cayman islands with full power, authority and legal right to own its property and carry on its business as now conducted. (ii) Evidence that the Guarantor is duly organized and validly existing under the laws of the Cayman Islands with full power, authority and legal right to own its property and carry on its business as now conducted "

     (e) Section 9.01(a) is hereby amended and restated in its entirety as follows:

     "The Borrower is duly and validly existing under the laws of the Cayman Islands, with full power, authority and legal right to own its property and carry on its business as now conducted. The Borrower has taken all actions necessary or advisable to authorize it to execute, deliver, perform and observe the terms and conditions of this Agreement and the Note(s)."

     (f) Section 9.04(a) is hereby amended and restated in its entirety as follows:

     "The Guarantor is duly organized and validly existing under the laws of the Cayman islands, with full power, authority and legal right to own its property and carry on its business as now conducted. The Guarantor has taken all actions necessary or advisable to authorize it to execute, deliver, perform and observe the terms and conditions of this Agreement and the Note(s)."

     (g) Section 9.060d is hereby amended and restated in its entirety as follows:

     "Except as permitted by the Amended and Restated Senior Indenture dated as of July 25, 1997, as amended and supplemented by Amended and Restated Second Supplemental Indenture dated as of July 25, 1997, between the Borrower and The Chase Manhattan Bank, as trustee, merge or consolidate with any other entity; dissolve or terminate its legal existence, sell, lease, transfer or otherwise dispose of any substantial part of its properties or any of its properties essential to the conduct of its business or operations, as now or hereafter conducted; or enter into any agreement to do any of the foregoing, without the prior written consent of the Lender and Eximbank."

     Section  3.  Assumption. TEL hereby assumes each and every obligation and
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covenant  of  TEC  under the Credit Agreement as if it were the original party thereto and agrees that it will fully, promptly and faithfully perform its obligations thereunder.

     Section  4.  Borrower  Representations  True;  No  Default.  The Borrower
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represents  and  warrants  that:

     (a) The representations and warranties contained in Section 9.01 are correct on and as of the date of this Amendment No. 3 as though made on and as of the date hereof

     (b) No event has occurred and is continuing, or would result from the execution and delivery of this Amendment No. 3, which constitutes an Event of Default or which, with the giving of notice and/or the passage of time, would constitute an Event of Default.

     Section  5.  TEL Representations True. No Default. (a) TEL represents and
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warrants  that:

     (a) The representations and warranties contained in Section 9.04 are correct on and as of the date of this Amendment No. 3 as though made on and as of the date hereof.

     (b) No event has occurred and is continuing, or would result from the execution and delivery of this Amendment No. 3, which constitutes an Event of Default or which, with the giving of notice and/or the passage of time, would constitute an Event of Default.

     Section  6. Legal Obligation.Each of the Borrower, TEC and TEL represents
                 -----------------
and warrants to the Lender and Eximbank that this Amendment No. 3 has been duly authorized, executed and delivered on its behalf, and that the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, TEC and TEL in accordance with its terms.

     Section  7.  Conditions Precedent.This Amendment No. 3 shall be effective
                  ---------------------
upon  the  satisfaction  of  the  following  conditions:

     (a) This Amendment No. 3 shall have been duly executed by the authorized representatives of the parties hereto.

     (b) Eximbank shall have received evidence that each of the Borrower and TEL is duly existing under the laws of the Cayman Islands, with full power, authority and legal right to own its property and carry on its business as now conducted.

     (c) Eximbank shall have received evidence of the authority of the Borrower, TEL and TEC to enter into this Amendment No. 3, and the names of, and specimen signatures and evidence of authority for, the persons who will execute this Amendment No. 3, sign or endorse the Note(s), as the case may be, or otherwise act as the Borrower's or TEL's representative in the operation of the Credit.

     (d) Delivery of an opinion of legal counsel to the Borrower and TEL in substantially the form of Annex C and Annex D, respectively, to the Credit Agreement.

     (e) Eximbank shall have received evidence that TEL has irrevocably appointed as its agent for service of process the Person or Persons so specified in Section 11.03(a) of the Credit Agreement, and that such agent has accepted the appointment and has agreed to forward forthwith to TEL all legal process addressed to TEL received by such agent.

     (f)  The  original  Note shall have been canceled by the Lender and a new
Note in the principal amount of the Credit shall have been fully executed by the Borrower, endorsed by the Guarantor, and delivered to the Lender, with a copy to Eximbank.

     Section  8.  Ratification.Except  as expressly amended hereby, the Credit
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Agreement  and  all  other  documents  executed  in connection therewith shall remain in full force and effect. The Credit Agreement, as amended hereby, and all rights and powers created thereby or thereunder and under the other documents executed in connection therewith are in all respects ratified and confirmed.

     Section  9.  Miscellaneous.
                  --------------

     (a) The Credit Agreement and this Amendment No. 3 shall be read, taken and construed as one and the same instrument.

     (b) This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of New York.

     (c) Any references in the Credit Agreement to "this Agreement", "hereunder", "herein" or words of like import referring to the Credit Agreement, and each reference in any other document executed in connection with the Credit Agreement (including the Credit Guarantee Agreement and each
Note), to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (d) This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESSETH WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by as of the date first above written.

TRITON  COLOMBIA,  INC.


By:  _____________________
Name:___________________
Title:  ____________________


TRITON  ENERGY  CORPORATION


By:  _____________________
Name:___________________
Title:  ____________________

TRITON  ENERGY  LIMITED


By:  _____________________
Name:___________________
Title:  ____________________

NATIONSBANK  N.A.,  as  successor in interest to NATIONSBANK, N.A. (CAROLINAS)


By:  _____________________
Name:___________________
Title:  ____________________

EXPORT-IMPORT  BANK  OF  THE  UNITED  STATES


By:  _____________________
Name:___________________
Title:  ____________________